Exhibit 10.1

Date: 4/15/2016
MIKE GAGNET ROANOKE GAS COMPANY 519 KIMBALL AVE., N.E.

P.O.	BOX 13007
ROANOKE, VA 24016

RE: Amendment No. 46 to GasTransportation Agreement Dated December 1, 1993
Service Package No. 5487-FTATGP

Dear MIKE GAGNET:

TENNESSEE GAS PIPELINE COMPANY, L.L.C. and ROANOKE GAS COMPANY (ROANOKE GAS
COMPANY) agree to amend the Agreement effective Apr 1, 2017, to renew the agreement through October 31, 2022 and discount the associated rate. The Primary Meters and Associated Meter Quantities will remain unchanged as reflected in the attached Exhibit A.

Except as amended herein, all terms and provisions of the Agreement shall remain in full force and effect as written.

If the foregoing is in accordance with your understanding of the Agreement, please so indicate by signing and returning to my attention both originals of this letter. Upon Tennessee's execution, an original will be forwarded to you for your files.

Should you have any questions, please do not hesitate to contact me at (713) 369-9871.
Best regards, NaTarsua N. Player
Sr. Account Representative
Transportation Services

Date: 4/15/2016

ROANOKE GAS COMPANY
Date: 4/15/2016

Contract number: 5487-FTATGP
Amendment number: 46
Amendment effective date: Apr 1, 2017

TENNESSEE GAS PIPELINE COMPANY, L.L.C.

By: /s/ Sital Mody
Agent and Attorney-in-Fact

ROANOKE GAS COMPANY

By: /s/ John S. D’Orazio

Title: President & CEO

Date: 12 May 2016

GAS TRANSPORTATION AGREEMENT
(For Use Under FT-A Rate Schedule)

EXHIBIT A
AMENDMENT NO. 46
TO GAS TRANSPORTATION AGREEMENT
DATED December 1, 1993
BETWEEN
TENNESSEE GAS PIPELINE COMPANY, LLC
AND
ROANOKE GAS COMPANY

Amendment Effective Date: April 1, 2017
Service Package: 5487-FTATGP
Service Package: TQ:9326 Dth

BEGINNING DATE			ENDING DATE				TQ
4/1/2017			10/31/2022				9,326

BEGINNING DATE	ENDING DATE	METER	METER NAME	INTERCONNECT PARTY NAME	COUNTY	ST	ZONE	R/D	LEG	METER-TQ
4/1/2017	10/31/2022	412033	MARLIN/TGP CARTHAGE TRANSPORT PANOL	MARLINE MIDSTREAM	PANOLA	TX	O	R	100	708
4/1/2017	10/31/2022	412400	ETC/KR/TGP KING RANCH JIM WELLS	ETC KR PIPELINE	JIM WELLS	TX	O	R	100	2000
4/1/2017	10/31/2022	412882	KINETICA/TGP PORT SULPHUR PLAQUEMIN		PLAQUEMINES	LA	L	R	500	1500
4/1/2017	10/31/2022	412883	KINETICA/TGP COCODRIE 523		TERREBONNE	LA	L	R	500	1995
4/1/2017	10/31/2022	420289	ETNG/TGP GREENBRIER TN 2 (DUAL ROBE)	EAST TENNESSEE NATURAL GAS	ROBERTSON	TN	1	D	500	9326
4/1/2017	10/31/2022	450303	TGP/TGP GRAND CHENIER STRADDLE PLAN		CAMERON	LA	L	R	800	1624
4/1/2017	10/31/2022	460017	STORAGE - BEAR CREEK	TENNESSEE GAS PIPELINE	NATCHITOCHES	LA	1	R	100	310
4/1/2017	10/31/2022	460020	STORAGE - PORTLAND -PA	TENNESSEE GAS PIPELINE	SUMNER	TN	1	R	100	211
4/1/2017	10/31/2022	460025	STORAGE - PORTLAND - MA	TENNESSEE GAS PIPELINE	SUMNER	TN	1	R	100	978

Number of Receipt Points: 8
Number of Delivery Points: 1

Other Provisions Permitted By Tariff Under the Applicable Rate Schedule and/or General Terms and Conditions and Pursuant to Article XXXVI of the General Terms and Conditions of Tennessee's FERG Gas Tariff:

Contractual ROFR

Notwithstanding anything in Article V, Section 4.1of the General Terms and Conditions ("GT&C") of Transporter's Tariff to the contrary, Shipper shall have the right to extend this Agreement beyond the Primary Term pursuant to the right-of-first-refusal procedures set forth in Article V, Section 4.2 of the GT&C of Transporter's Tariff; provided, however, that unless Shipper elects upon one year's prior written notice to Transporter to terminate this Agreement or to request a lesser extension term, this Agreement will automatically extend upon the expiration of the Primary Term for a term of five years at Transporter's then applicable maximum recourse rate.

Note: Exhibit A is a reflection of the contract and all amendments as of the amendment effective date.

Additional Information

April 15, 2016

Roanoke Gas Company 519 Kimball Avenue, N.E. Roanoke, VA 24016

Attention: Mike Gagnet

RE:    Discounted Rate Agreement
Rate Schedule FT-A Service Package No. 5487

Dear Mike:

In response to the request of Roanoke Gas Company ("Roanoke") and pursuant to Section 5.1 of Tennessee Gas Pipeline Company, L.L.C.'s ("Tennessee") Rate Schedule FT-A, Tennessee hereby agrees to adjust its then applicable Rate Schedule FT-A transportation rates for service provided under the above-referenced gas transportation agreement as follows:

1.
a) If Roanoke attempts to apply this Discounted Rate Agreement to any volumes and/or to any points not eligible for the discount and thereby fails to pay correctly invoiced and undisputed amounts, then, if such failure is not cured within thirty days of provision of notice by Tennessee to Roanoke of such failure, Tennessee shall have the right, in its sole discretion, to immediately terminate this Discounted Rate Agreement with Roanoke and/or to assess, from the date of such violation of the terms of this Discounted Rate Agreement , the applicable maximum rate on all transactions occurring under the Service Package for the month(s) in which such limits were exceeded.

b)
For the period commencing April 1, 2017, and extending through October 31, 2022, for gas delivered by Tennessee on behalf of Roanoke to any Zone 0 or Zone U1 delivery meter under the above referenced gas transportation agreement, the applicable Rate Schedule FT-A rates for volumes received by Tennessee from any Zone O or Zone U1 meter will be:

i)	A monthly reservation rate equal to the lesser of (i) $4.5724 per Dth, or (ii) Tennessee's maximum applicable monthly reservation rate.

ii)	A daily commodity rate of Tennessee's maximum applicable commodity rate.

c)
These rates apply to all secondary receipts and deliveries in the paths and zones described above. In addition, Shipper shall also cable Fuel and Loss Retention (F&LR) and Electric Power Cost Recovery (EPCR) charges and all applicable surcharges specified in Tennessee's FERC Gas Tariff, as may be in effect from time to time ("Tariff') .

d)
Receipts from and/or deliveries to points other than those listed above during the term of this Discounted Rate Agreement shall result in Roanoke being assessed Tennessee's maximum reservation rate under Rate Schedule FT-A for the primary path divided by the number of days in the month for the entire gas transportation agreement TO on the day(s) of such deliveries and Tennessee's maximum daily commodity rates under Rate Schedule FT-A as well as the applicable F&LR and EPCR charges and all surcharges under Rate Schedule FT-A

2.
If any terms of this Discounted Rate Agreement are disallowed by any order, rulemaking, regulation or policy of the Federal Energy Regulatory Commission, Tennessee may immediately terminate this Discounted Rate Agreement. If any terms of this Discounted Rate Agreement are in any way modified by order, rulemaking, regulation or policy of the Federal Energy Regulatory Commission, Tennessee and Roanoke may mutually agree to amend this Discounted Rate Agreement in order to ensure that the original commercial intent of the parties is preserved. In the event that the parties cannot achieve mutual agreement, Tennessee reserves the right to immediately terminate this Discounted Rate Agreement.

If Roanoke is interested in entering into the Discounted Rate Agreement for firm capacity in accordance with the terms proposed above, please have the authorized representative of Roanoke execute this Discounted Rate Agreement, and return to the undersigned. This Discounted Rate Agreement will become binding upon the parties only after it then is accepted and executed by Tennessee's authorized representative on the below "Agreed to and Accepted" portion. One fully executed copy will be returned for your records.
If an executed Discounted Rate Agreement is not returned via mail, email to Alison_Stringerindermorgan.com or facsimile to 713-369-9305 on or before May 31, 2016, then the Discounted Rate Agreement is nullified, and Roanoke will be billed Tennessee's maximum reservation and commodity rates under Rate Schedule FT-A

Sincerely,

/s/ Alison G. Stringer
Alison G. Stringer
Account Director, Marketing

ACCEPTED AND AGREED TO
This 17 Day of May 2016

COMPANY:

TENNESSEE GAS PIPELINE COMPANY, L.L.C.

By: /s/ Sital Mody
Name: Sital Mody
Title: Vice President & Business Development

ACCEPT ED AND AGREED TO
This 12 Day of May 2016

ROANOKE GAS COMPANY

By: /s/ John S. D’Orazio
Name: John S. D’Orazio
Title: President & CEO